Loans and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Loans and Allowance for Loan Losses	Loans and Allowance for Loan Losses
Loans
A summary of loans, by major class within the Company's loan portfolio, at December 31, 2022 and 2021 is as follows:

(in thousands)	2022	2021
Commercial, financial, and agricultural (a)	$244,549	$217,214
Real estate construction − residential	32,095	27,920
Real estate construction − commercial	137,235	91,369
Real estate mortgage − residential	361,025	279,346
Real estate mortgage − commercial	722,729	663,256
Installment and other consumer	23,619	23,028
Total loans held for investment	$1,521,252	$1,302,133

(a)	Includes $0.01 million and $8.4 million SBA PPP loans, net, respectively
The Bank grants real estate, commercial, installment, and other consumer loans to customers located within the communities surrounding Jefferson City, Columbia, Clinton, Warsaw, Springfield, St. Louis, and the greater Kansas City metropolitan area. As such, the Bank is susceptible to changes in the economic environment in these communities. The Bank does not have a concentration of credit in any one economic sector. Installment and other consumer loans consist primarily of the financing of vehicles. At December 31, 2022, $681.8 million of loans were pledged to the FHLB as collateral for borrowings and letters of credit.
The following is a summary of loans to directors and executive officers or to entities in which such individuals had a beneficial interest of the Company:

(in thousands)
Balance at December 31, 2021	$2,478
New loans	10,729
Amounts collected	(3,792)
Balance at December 31, 2022	$9,415
Such loans were made in the normal course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present unfavorable features.
Allowance for Loan Losses
The following table illustrates the changes in the allowance for loan losses by portfolio segment:

(in thousands)	Commercial, Financial, & Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Un- allocated	Total
Balance at December 31, 2019	$2,918	$64	$369	$2,118	$6,547	$381	$80	$12,477
Additions:
Provision for (release of) loan losses	2,241	85	106	568	2,838	35	(73)	5,800
Deductions:
Loans charged off	207	—	—	52	39	211	—	509
Less recoveries on loans	(169)	(64)	—	(45)	(8)	(59)	—	(345)
Net loans charged off (recoveries)	38	(64)	—	7	31	152	—	164
Balance at December 31, 2020	$5,121	$213	$475	$2,679	$9,354	$264	$7	$18,113
Additions:
(Release of) provision for loan losses	(2,431)	(89)	(362)	(365)	1,348	145	54	(1,700)
Deductions:
Loans charged off	194	—	—	22	43	229	—	488
Less recoveries on loans	(221)	(13)	(475)	(190)	(3)	(76)	—	(978)
Net loans charged off (recoveries)	(27)	(13)	(475)	(168)	40	153	—	(490)
Balance at December 31, 2021	$2,717	$137	$588	$2,482	$10,662	$256	$61	$16,903
Additions:
(Release of) provision for loan losses	97	20	265	802	(2,492)	303	105	(900)
Deductions:
Loans charged off	135	—	—	—	181	321	—	637
Less recoveries on loans	(56)	—	(22)	(45)	(11)	(88)	—	(222)
Net loans charged off (recoveries)	79	—	(22)	(45)	170	233	—	415
Balance at December 31, 2022	$2,735	$157	$875	$3,329	$8,000	$326	$166	$15,588
Loans, or portions of loans, are charged off to the extent deemed uncollectible or a loss is confirmed. Loan charge-offs reduce the allowance for loan losses, and recoveries of loans previously charged off are added back to the allowance. If management determines that it is probable that all amounts due on a loan will not be collected under the original terms of the loan agreement, the loan is considered to be impaired. These loans are evaluated individually for impairment, and in conjunction with current economic conditions and loss experience, specific reserves are estimated as further discussed below. Loans not individually evaluated are aggregated by risk characteristics and reserves are recorded using a consistent methodology that considers historical loan loss experience by loan type, delinquencies, current economic conditions, loan risk ratings and industry concentration.
These historical loss rates for each risk group are used as the starting point to determine loss rates for measurement purposes. The historical loan loss rates are multiplied by loss emergence periods, which represent the estimated time period between a borrower first experiencing financial difficulty and the recognition of a loss. Management's look-back period began with loss history in the first quarter 2012 as the starting point through the current quarter.
The Company’s methodology includes qualitative risk factors that allow management to adjust its estimates of losses based on the most recent information available and to address other limitations in the quantitative component based on historical loss rates. Such risk factors are generally reviewed and updated quarterly, as appropriate, and are adjusted to reflect changes in national and local economic conditions and developments, the nature, volume and terms of loans in the portfolio, including changes in volume and severity of past due loans, the volume of non-accrual loans, and the volume and severity of adversely classified or graded loans, loan concentrations, assessment of trends in collateral values, assessment of changes in the quality of the Company’s internal loan review department, and changes in lending policies and procedures, including underwriting standards and collections, charge-off and recovery practices.
The funding of $88.4 million and $47.5 million in SBA PPP loans during 2020 and 2021, respectively, required management to assess the methodology that would be adopted in regard to the allowance for loan losses applicable to these loans. Because the SBA PPP loans are expected to be mostly paid off within a year and carry a 100% credit guarantee from the SBA, management determined that no allowance for loan losses was deemed necessary for these loans. At December 31, 2022 and 2021, the balance of these loans totaled $0.01 million and $8.4 million, respectively.
All SBA PPP loans have a 1% interest rate and the Company earns a fee based upon a tiered schedule corresponding with the amount of the loan to the borrower, which is deferred and recognized over the life of the loan. The PPP loan may be forgiven by the SBA if the borrower meets certain criteria as defined by the CARES Act. The Company reports these loans at their principal amount outstanding, net of unearned income, unamortized deferred loan fee income and loan origination costs. Interest is accrued as earned and loan origination fees and direct costs are deferred and accreted or amortized into interest income, as an adjustment to the yield, over the life of the loan using the level yield method. When a PPP loan is paid off or forgiven by the SBA, the remaining unaccreted or unamortized net origination fees or costs are immediately recognized into income.
The following table illustrates the allowance for loan losses and recorded investment by portfolio segment:

(in thousands)	Commercial, Financial, and Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Un- allocated	Total
December 31, 2022
Allowance for loan losses:
Individually evaluated for impairment	$36	$—	$11	$148	$62	$1	$—	$258
Collectively evaluated for impairment	2,699	157	864	3,181	7,938	325	166	15,330
Total	$2,735	$157	$875	$3,329	$8,000	$326	$166	$15,588
Loans outstanding:
Individually evaluated for impairment	$295	$—	$87	$1,863	$18,110	$6	$—	$20,361
Collectively evaluated for impairment	244,254	32,095	137,148	359,162	704,619	23,613	—	1,500,891
Total	$244,549	$32,095	$137,235	$361,025	$722,729	$23,619	$—	$1,521,252

December 31, 2021
Allowance for loan losses:
Individually evaluated for impairment	$42	$—	$13	$166	$2,815	$8	$—	$3,044
Collectively evaluated for impairment	2,675	137	575	2,316	7,847	248	61	13,859
Total	$2,717	$137	$588	$2,482	$10,662	$256	$61	$16,903
Loans outstanding:
Individually evaluated for impairment	$341	$—	$105	$2,391	$24,357	$60	$—	$27,254
Collectively evaluated for impairment	216,873	27,920	91,264	276,955	638,899	22,968	—	1,274,879
Total	$217,214	$27,920	$91,369	$279,346	$663,256	$23,028	$—	$1,302,133
Impaired Loans
Loans evaluated under ASC 310-10-35 include loans which are individually evaluated for impairment. All other loans are collectively evaluated for impairment under ASC 450-20. Impaired loans individually evaluated for impairment totaled $20.4 million and $27.3 million at December 31, 2022 and 2021, respectively, and are comprised of loans on non-accrual status and loans which have been classified as troubled debt restructurings (TDRs).
The net carrying value of impaired loans is based on the fair values of collateral obtained through independent appraisals or internal evaluations, or by discounting the total expected future cash flows. At December 31, 2022, $17.7 million of impaired loans were evaluated based on the fair value less estimated selling costs of the loans' collateral, compared to $24.2 million at December 31, 2021. Once the impairment amount is calculated, a specific reserve allocation is recorded. At December 31, 2022, $0.3 million of the Company's allowance for loan losses was allocated to impaired loans totaling $20.4 million, compared to $3.0 million of the Company's allowance for loan losses allocated to impaired loans totaling approximately $27.3 million at December 31, 2021. Management determined that $17.7 million, or 87%, of total impaired loans required no reserve allocation at December 31, 2022 compared to $16.6 million, or 61%, at December 31, 2021, primarily due to adequate collateral values, acceptable payment history and adequate cash flow ability.
The categories of impaired loans at December 31, 2022 and 2021 are as follows:

(in thousands)	2022	2021
Non-accrual loans	$18,700	$25,459
Performing TDRs	1,661	1,795
Total impaired loans	$20,361	$27,254
The following tables provide additional information about impaired loans at December 31, 2022 and 2021, respectively, segregated between loans for which an allowance has been provided and loans for which no allowance has been provided.

(in thousands)	Recorded Investment	Unpaid Principal Balance	Specific Reserves
December 31, 2022
With no related allowance recorded:
Real estate mortgage − commercial	$17,664	$18,975	$—
Total	$17,664	$18,975	$—
With an allowance recorded:
Commercial, financial and agricultural	$295	$330	$36
Real estate construction − commercial	87	127	11
Real estate mortgage − residential	1,863	2,080	148
Real estate mortgage − commercial	446	535	62
Installment and other consumer	6	6	1
Total	$2,697	$3,078	$258
Total impaired loans	$20,361	$22,053	$258

(in thousands)	Recorded Investment	Unpaid Principal Balance	Specific Reserves
December 31, 2021
With no related allowance recorded:
Real estate mortgage − residential	$1,034	$1,152	$—
Real estate mortgage − commercial	15,593	16,057	—
Total	$16,627	$17,209	$—
With an allowance recorded:
Commercial, financial and agricultural	$341	$374	$42
Real estate construction − commercial	105	138	13
Real estate mortgage − residential	1,357	1,730	166
Real estate mortgage − commercial	8,764	9,142	2,815
Installment and other consumer	60	61	8
Total	$10,627	$11,445	$3,044
Total impaired loans	$27,254	$28,654	$3,044
The following table presents, by class, information related to the average recorded investment and interest income recognized on impaired loans for the years ended December 31, 2022 and 2021:

	2022		2021
(in thousands)	Average Recorded Investment	Interest Recognized For the Period Ended	Average Recorded Investment	Interest Recognized For the Period Ended
With no related allowance recorded:
Commercial, financial and agricultural	$—	$—	$5,063	$35
Real estate mortgage − residential	1	1	1,142	38
Real estate mortgage − commercial	16,230	—	14,639	1
Installment and other consumer	—	—	19	—
Total	$16,231	$1	$20,863	$74
With an allowance recorded:
Commercial, financial and agricultural	$319	$10	$357	$21
Real estate construction − residential	—	—	47	—
Real estate construction − commercial	93	97	131	—
Real estate mortgage − residential	2,189	29	1,652	35
Real estate mortgage − commercial	428	1	8,974	31
Installment and other consumer	90	—	43	4
Total	$3,119	$137	$11,204	$91
Total impaired loans	$19,350	$138	$32,067	$165
The recorded investment varies from the unpaid principal balance primarily due to partial charge-offs taken as a result of current appraisals received. The amount recognized as interest income on impaired loans continuing to accrue interest, primarily related to troubled debt restructurings, was $0.14 million and $0.17 million, for the years ended December 31, 2022 and 2021, respectively. The average recorded investment in impaired loans is calculated on a monthly basis during the years reported.
Delinquent and Non-Accrual Loans
The delinquency status of loans is determined based on the contractual terms of the notes. Borrowers are generally classified as delinquent once payments become 30 days or more past due. The Company's policy is to discontinue the accrual of interest income on any loan when, in the opinion of management, the ultimate collectability of interest or principal is no longer probable. In general, loans are placed on non-accrual status when they become 90 days or more past due. However, management considers many factors before placing a loan on non-accrual status, including the delinquency status of the loan, the overall financial condition of the borrower, the progress of management's collection efforts and the value of the underlying collateral. Subsequent interest payments received on non-accrual loans are applied to principal if any doubt exists as to the collectability of such principal; otherwise, such receipts are recorded as interest income on a cash basis. Non-accrual loans are returned to accrual status when, in the opinion of management, the financial condition of the borrower indicates that timely collectability of interest and principal is probable and the borrower demonstrates the ability to pay under the terms of the note through a sustained period of repayment performance, which is generally six months.
The following table provides aging information for the Company's past due and non-accrual loans at December 31, 2022 and 2021.

(in thousands)	Current or Less Than 30 Days Past Due	30 - 89 Days Past Due	90 Days Past Due And Still Accruing	Non-Accrual	Total
December 31, 2022
Commercial, Financial, and Agricultural	$244,392	$36	$—	$121	$244,549
Real estate construction − residential	32,095	—	—	—	32,095
Real estate construction − commercial	137,148	—	—	87	137,235
Real estate mortgage − residential	359,672	668	—	685	361,025
Real estate mortgage − commercial	704,925	3	—	17,801	722,729
Installment and Other Consumer	23,506	106	1	6	23,619
Total	$1,501,738	$813	$1	$18,700	$1,521,252
December 31, 2021
Commercial, Financial, and Agricultural	$217,058	$3	$—	$153	$217,214
Real estate construction − residential	27,920	—	—	—	27,920
Real estate construction − commercial	91,264	—	—	105	91,369
Real estate mortgage − residential	277,532	671	14	1,129	279,346
Real estate mortgage − commercial	638,982	245	—	24,029	663,256
Installment and Other Consumer	22,848	137	—	43	23,028
Total	$1,275,604	$1,056	$14	$25,459	$1,302,133
Credit Quality
The Company categorizes loans into risk categories based upon an internal rating system reflecting management’s risk assessment. Loans are placed on watch status when one or more weaknesses are identified that may result in the borrower being unable to meet repayment terms or when the Company’s credit position could deteriorate at some future date. Loans classified as substandard are inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified may have one or more well-defined weaknesses that jeopardize the repayment of the debt. Such loans are characterized by the distinct possibility that the Company may sustain some loss if the deficiencies are not corrected. A loan is classified as a TDR when a borrower is experiencing financial difficulties that lead to the restructuring of a loan, and the Company grants concessions to the borrower in the restructuring that it would not otherwise consider. Loans classified as TDRs that are accruing interest are classified as performing TDRs. Loans classified as TDRs that are not accruing interest are classified as non-performing TDRs and are included with all other non-accrual loans for presentation purposes. It is the Company’s policy to discontinue the accrual of interest income on loans when management believes that the collection of interest or principal is doubtful.
The following table presents the risk categories by class at December 31, 2022 and 2021.

(in thousands)	Commercial, Financial, & Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Total
At December 31, 2022
Watch	$7,411	$—	$2,677	$5,541	$48,041	$—	$63,670
Substandard	6,894	—	686	500	3,026	—	11,106
Performing TDRs	174	—	—	1,178	309	—	1,661
Non-accrual loans	121	—	87	685	17,801	6	18,700
Total	$14,600	$—	$3,450	$7,904	$69,177	$6	$95,137
At December 31, 2021
Watch	$9,219	$—	$4,304	$12,185	$43,348	$—	$69,056
Substandard	6,284	—	2,673	750	2,305	—	12,012
Performing TDRs	188	—	—	1,262	328	17	1,795
Non-accrual loans	153	—	105	1,129	24,029	43	25,459
Total	$15,844	$—	$7,082	$15,326	$70,010	$60	$108,322

Troubled Debt Restructurings (TDRs)
At December 31, 2022, loans classified as TDRs totaled $1.9 million, of which $0.2 million were classified as non-performing TDRs and $1.7 million were classified as performing TDRs. At December 31, 2021, loans classified as TDRs totaled $2.4 million, of which $0.6 million were classified as non-performing TDRs and $1.8 million were classified as performing TDRs. Both performing and nonperforming TDRs are considered impaired loans. When an individual loan is determined to be a TDR, the amount of impairment is based upon the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the underlying collateral less applicable selling costs. Accordingly, specific reserves of $0.2 million and $0.2 million related to TDRs were allocated to the allowance for loan losses at December 31, 2022 and 2021, respectively.
The Company's portfolio of loans classified as TDRs include concessions for the borrower due to deteriorated financial condition, such as reducing interest rates below the current market rate, deferring principal payments, and extending maturity dates. During the year ended December 31, 2022 there were two loans totaling $0.05 million meeting the TDR criteria that were modified compared to no such loans during the year ended December 31, 2021.
The Company considers a TDR to be in default when it becomes 90 days or more past due under the modified terms, a charge-off occurs, or it is in the process of foreclosure. There were no loans modified as a TDR, where a concession was made and the loan subsequently defaulted within 12 months of its modification date, during the years ended December 31, 2022 and 2021, respectively.
Loans Held for Sale
The Company designates certain long-term fixed rate personal real estate loans as held for sale. In the fourth quarter of 2021, the Company elected the fair value option for all newly originated long-term personal real estate loans held for sale. The loans are primarily sold to Freddie Mac, Fannie Mae, PennyMac, and other various secondary-market investors. At December 31, 2022, the carrying amount of these loans was $0.6 million compared to $2.2 million at December 31, 2021.